UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2008

Signature Exploration and Production Corp.

(Exact name of Registrant as specified in its charter)

Delaware	333-382580	59-3733133
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

5401 S. Kirkman Road

Suite 310

Orlando, Florida 32819

(407) 926-6180

(Address, including zip code, and telephone and facsimile numbers, including area code, of registrant’s executive offices)

Diabetic Treatment Centers of America, Inc.

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

1. As of May 29, 2008, Cross, Fernandez and Riley, LLP of 201 South Orange Avenue, Suite 800, Orlando, Florida 32803, was dismissed by the Registrant as the auditor for the Registrant. The dismissal was recommended and approved by the board of directors of the Registrant on May 28, 2008. The Registrant does not have an audit or similar committee.

2. Cross, Fernandez and Riley, LLP has not issued any audit reports on the consolidated financial statements of Signature Exploration and Production Corp. and subsidiary.

3. The decision to engage Mark Bailey & Company, Ltd. was approved by the board of directors on May 29, 2008.

4. During the Company’s two most recent fiscal years ended March 31, 2007 and March 31, 2006 and through the date of this Current Report, the Company did not consult with Mark Bailey & Company, Ltd. on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Mark Bailey & Company, Ltd. did not provide either a written report or oral advice to the Company that Mark Bailey & Company, Ltd. concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

5. In connection with the Company’s consolidated financial statements for each of the quarters ended September 30, 2007 and December 31, 2007 and through the date of this Current Report, there were: (1) no disagreements between the Company and Cross, Fernandez and Riley, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Cross, Fernandez and Riley, LLP, would have caused Cross, Fernandez, Riley, LLP to make reference to the subject matter of the disagreement on the Company’s financial statements for such quarters, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

6. The Company has provided Cross, Fernandez, Riley and LLP a copy of the disclosures in this Form 8-K and has requested that Cross, Fernandez and Riley, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Cross, Fernandez and Riley, LLP agrees with the Company’s statements in this Item 4.01(a). A copy of the letter dated May 30, 2008 furnished by Cross, Fernandez and Riley, LLP in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 16.1	Letter from Cross and Fernandez, Riley, LLP to the Securities and Exchange Commission.

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signature Exploration and Production Corp.

Dated: June 2, 2008	By:	/s/ Steven Weldon
Steven Weldon
Chief Financial Officer and Director